EXHIBIT 99.1

Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

The Mortgage Loans consist of approximately 8,036 Mortgage Loans with a Cut-off Date Principal Balance of approximately $1,499,999,997. The Group I Mortgage Loans consist of approximately 7,043 Mortgage Loans with a Cut-off Date Principal Balance of approximately $1,155,895,126. The Group II Mortgage Loans consist of approximately 993 Mortgage Loans with a Cut-off Date Principal Balance of approximately $344,104,871.

All of the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”). The Mortgages create first and second liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units, manufactured housing units, townhouses, planned unit developments and individual condominium units (each, a “Mortgaged Property”).

Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 83.31% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Group I Mortgage Loans”) and approximately 16.69% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Group I Mortgage Loans”). Approximately 85.89% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Group II Mortgage Loans”) and approximately 14.11% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Group II Mortgage Loans”). Approximately 83.90% of the Mortgage Loans are adjustable-rate Mortgage Loans (the “Adjustable-Rate Mortgage Loans”) and approximately 16.10% of the Mortgage Loans are fixed-rate Mortgage Loans (the “Fixed-Rate Mortgage Loans”).

Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of two years, three years or fifteen years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “Adjustment Date”); provided, that (i) the first adjustment of the rates for approximately 93.83% of the Adjustable-Rate Group I Mortgage Loans and approximately 93.08% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 93.66% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 5.89% of the Adjustable-Rate Group I Mortgage Loans and approximately 6.57% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 6.05% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until three years after the date of origination and (iii) the first adjustment of the rates for approximately 0.05% of the Adjustable-Rate Group I Mortgage Loans and approximately 0.17% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 0.08% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until fifteen years after the date of origination (each such adjustable-rate Mortgage Loan having any such two year, three year or fifteen year initial fixed period, a “Delayed First Adjustment Mortgage Loan”). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (as specified in the related mortgage note) on any Adjustment Date thereafter (the “Periodic Rate Cap”). The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately

2.991% per annum and a weighted average Periodic Rate Cap of approximately 1.008% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “Minimum Mortgage Rate”). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Initial Periodic Rate Caps, the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in the prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Approximately 15.62% of the Group I Mortgage Loans, approximately 31.68% of the Group II Mortgage Loans and approximately 19.31% of the Mortgage Loans require the borrowers to make monthly payments of accrued interest only for the first five years following origination, the required monthly payments are limited to accrued interest (each, an “Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 68.54% of the Group I Mortgage Loans, approximately 74.62% of the Group II Mortgage Loans and approximately 69.93% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 0 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 78.49% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to 6 months’ interest on any amounts prepaid in excess of 20 of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the “Parity Act”), which regulates the ability of some originators to impose prepayment charges, was amended. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. However, the Office of Thrift Supervision’s ruling does not retroactively affect loans originated before July 1, 2003.

Mortgage Loan Statistics for all Loans

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

Approximately 33.95% of the Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios in the case of second lien Mortgage Loans) at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio (or combined loan-to-value ratios in the case of second lien Mortgage Loans) at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 78.64%. There can be no assurance that the loan-to-value ratio or combined loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio or combined loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios or combined loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

Substantially all of the Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Mortgage Loans was approximately 356 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to October 2004 or after July 2005, or has a remaining term to maturity of less than 117 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is June 1, 2035.

The average Principal Balance of the Mortgage Loans at origination was approximately $186,940. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $186,660. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,573,447 or less than approximately $44,420.

As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.440% per annum and not more than 14.200% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.309% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 2.250% per annum to 9.750% per annum, Minimum Mortgage Rates ranging from 2.775% per annum to 12.300% per annum and Maximum Mortgage Rates ranging from 10.440% per annum to 18.300% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 5.321% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.260% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 13.280% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in April 2020 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 23 months.

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
44,420 - 50,000	100	$ 4,985,899.05	0.33%
50,001 - 100,000	1,832	138,170,203.96	9.21
100,001 - 150,000	1,999	249,865,058.44	16.66
150,001 - 200,000	1,434	249,985,289.82	16.67
200,001 - 250,000	966	216,002,280.08	14.40
250,001 - 300,000	620	169,995,044.94	11.33
300,001 - 350,000	347	112,990,932.94	7.53
350,001 - 400,000	261	97,984,835.50	6.53
400,001 - 450,000	161	68,233,233.78	4.55
450,001 - 500,000	97	46,120,430.09	3.07
500,001 - 550,000	55	28,751,853.31	1.92
550,001 - 600,000	57	32,846,470.65	2.19
600,001 - 650,000	30	18,655,653.48	1.24
650,001 - 700,000	14	9,458,437.69	0.63
700,001 - 750,000	16	11,716,990.54	0.78
750,001 - 800,000	4	3,085,185.31	0.21
800,001 - 850,000	14	11,636,097.39	0.78
850,001 - 900,000	9	7,935,300.23	0.53
900,001 - 950,000	2	1,857,500.00	0.12
950,001 - 1,000,000	7	6,879,884.17	0.46
1,000,001 - 1,050,000	5	5,175,455.65	0.35
1,100,001 - 1,150,000	1	1,103,971.59	0.07
1,150,001 - 1,200,000	2	2,397,627.57	0.16
1,200,001 - 1,250,000	1	1,233,987.68	0.08
1,350,001 - 1,400,000	1	1,358,926.36	0.09
1,550,001 - 1,573,447	1	1,573,447.02	0.10
Total	8,036	$1,499,999,997.24	100.00%

___________________

(1)The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $186,660.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not Available	39	$ 3,812,510.90	0.25%
500 - 500	23	3,939,305.37	0.26
501 - 525	759	124,453,828.68	8.30
526 - 550	794	139,947,033.52	9.33
551 - 575	868	150,013,618.16	10.00
576 - 600	1,287	217,345,903.30	14.49
601 - 625	1,367	254,373,409.84	16.96
626 - 650	1,132	222,498,584.12	14.83
651 - 675	757	158,179,016.24	10.55
676 - 700	477	103,372,304.03	6.89
701 - 725	247	54,925,424.09	3.66
726 - 750	154	36,112,770.07	2.41
751 - 775	87	20,262,201.22	1.35
776 - 800	36	8,646,476.62	0.58
801 - 817	9	2,117,611.08	0.14
Total	8,036	$1,499,999,997.24	100.00%

___________________

(1)The weighted average credit score of the Mortgage Loans that had credit scores was approximately 613.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
120	8	$ 476,190.35	0.03%
180	109	10,798,771.64	0.72
240	44	4,653,356.76	0.31
360	7,875	1,484,071,678.49	98.94
Total	8,036	$1,499,999,997.24	100.00%

___________________

(1)The weighted average original term to maturity of the Mortgage Loans was approximately 358 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
117 - 120	8	$ 476,190.35	0.03%
175 - 180	109	10,798,771.64	0.72
235 - 240	44	4,653,356.76	0.31
349 - 354	8	1,314,471.58	0.09
355 - 360	7,867	1,482,757,206.91	98.85
Total	8,036	$1,499,999,997.24	100.00%

___________________

(1)The weighted average remaining term to maturity of the Mortgage Loans was approximately 356 months.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Detached	6,097	$1,098,250,849.32	73.22%
2-4 Units Detached	506	122,497,752.93	8.17
PUD Detached	545	119,665,796.80	7.98
Condo Low-Rise Attached	385	65,872,195.48	4.39
2-4 Units Attached	112	31,967,081.79	2.13
Single Family Attached	181	29,438,185.11	1.96
Manufactured Housing	110	14,459,487.31	0.96
PUD Attached	70	11,271,400.89	0.75
Condo High-Rise Attached	26	5,758,011.96	0.38
Condo Low-Rise Detached	4	819,235.65	0.05
Total	8,036	$1,499,999,997.24	100.00%

___________________

(1)PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	7,496	$1,403,665,637.34	93.58%
Non-owner	434	73,640,994.92	4.91
Second Home	106	22,693,364.98	1.51
Total	8,036	$1,499,999,997.24	100.00%

___________________

(1)Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	5,035	$ 986,954,946.13	65.80%
Purchase	2,356	396,713,849.36	26.45
Rate/Term Refinance	645	116,331,201.75	7.76
Total	8,036	$1,499,999,997.24	100.00%

Combined Original Loan-to-Value Ratios of the Mortgage Loans(1)

Combined Original LTV (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
16.00 - 20.00	6	$ 454,127.68	0.03%
20.01 - 25.00	14	1,220,803.49	0.08
25.01 - 30.00	16	1,834,215.78	0.12
30.01 - 35.00	31	3,314,775.87	0.22
35.01 - 40.00	46	6,600,376.68	0.44
40.01 - 45.00	67	10,330,446.60	0.69
45.01 - 50.00	126	19,178,589.48	1.28
50.01 - 55.00	130	23,370,493.64	1.56
55.01 - 60.00	237	46,899,022.06	3.13
60.01 - 65.00	469	89,740,508.38	5.98
65.01 - 70.00	535	112,309,617.43	7.49
70.01 - 75.00	739	152,938,171.46	10.20
75.01 - 80.00	2,953	522,500,836.31	34.83
80.01 - 85.00	704	138,556,705.83	9.24
85.01 - 90.00	1,027	208,509,130.15	13.90
90.01 - 95.00	829	147,612,476.86	9.84
95.01 - 100.00	107	14,629,699.54	0.98
Total	8,036	$1,499,999,997.24	100.00%

___________________

(1)The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 78.64%.

Geographic Distribution of the Mortgaged Properties related to the Mortgage Loans(1)

Property State	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	67	$ 7,470,597.44	0.50%
Alaska	2	250,308.79	0.02
Arizona	144	21,321,606.95	1.42
Arkansas	17	1,900,449.90	0.13
California	1,205	327,381,370.23	21.83
Colorado	170	30,292,317.73	2.02
Connecticut	205	38,056,659.21	2.54
Delaware	14	2,195,830.51	0.15
District of Columbia	15	2,762,087.48	0.18
Florida	769	125,843,947.46	8.39
Georgia	194	27,084,994.26	1.81
Hawaii	25	9,105,622.10	0.61
Idaho	28	3,475,740.38	0.23
Illinois	217	33,242,785.54	2.22
Indiana	94	11,159,534.59	0.74
Iowa	27	2,838,803.63	0.19
Kansas	19	2,622,137.47	0.17
Kentucky	60	6,492,507.00	0.43
Louisiana	67	8,413,737.56	0.56
Maine	122	16,521,596.48	1.10
Maryland	156	31,127,702.64	2.08
Massachusetts	510	127,441,474.82	8.50
Michigan	416	55,615,504.18	3.71
Minnesota	79	15,344,311.14	1.02
Mississippi	19	2,409,980.68	0.16
Missouri	71	7,804,100.48	0.52
Montana	12	1,740,567.26	0.12
Nebraska	13	1,275,895.67	0.09
Nevada	103	23,272,239.17	1.55
New Hampshire	73	12,537,526.82	0.84
New Jersey	344	81,325,604.90	5.42
New York	598	158,936,148.29	10.60
North Carolina	161	19,779,412.89	1.32
North Dakota	5	606,177.34	0.04
Ohio	233	26,555,849.13	1.77
Oklahoma	32	3,237,605.75	0.22
Oregon	55	10,324,962.23	0.69
Pennsylvania	244	32,609,558.43	2.17
Rhode Island	138	28,573,533.97	1.90
South Carolina	91	12,509,230.80	0.83
South Dakota	4	408,983.06	0.03
Tennessee	98	10,227,716.35	0.68
Texas	549	65,056,131.32	4.34
Utah	58	8,109,044.29	0.54
Vermont	39	5,040,871.46	0.34
Virginia	251	45,501,388.40	3.03
Washington	110	18,725,679.79	1.25
West Virginia	1	79,935.10	0.01
Wisconsin	89	12,237,692.96	0.82
Wyoming	23	3,152,533.21	0.21
Total	8,036	$1,499,999,997.24	100.00%

___________________

(1)The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.24% in the 10466 ZIP Code.

Documentation Levels of the Mortgage Loans

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	5,135	$ 855,280,192.38	57.02%
Stated Income Documentation	2,779	618,862,469.28	41.26
No Documentation	83	16,272,144.54	1.08
Lite Documentation	36	9,096,011.87	0.61
Business Bank Statements	3	489,179.17	0.03
Total	8,036	$1,499,999,997.24	100.00%

Current Mortgage Rates of the Mortgage Loans(1)

Current Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.440 - 5.000	35	$ 9,042,323.16	0.60%
5.001 - 6.000	774	195,522,395.09	13.03
6.001 - 7.000	2,273	514,807,900.46	34.32
7.001 - 8.000	2,317	433,633,200.46	28.91
8.001 - 9.000	1,501	221,526,358.81	14.77
9.001 - 10.000	711	82,474,691.64	5.50
10.001 - 11.000	300	31,420,371.98	2.09
11.001 - 12.000	113	10,439,373.25	0.70
12.001 - 13.000	9	883,890.53	0.06
13.001 - 14.000	2	105,716.86	0.01
14.001 - 14.200	1	143,775.00	0.01
Total	8,036	$1,499,999,997.24	100.00%

___________________

(1)The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 7.309% per annum.

Gross Margins of the Adjustable-Rate Mortgage Loans(1)

Gross Margin (%) (ARMs Only)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.250 - 3.000	20	$ 4,694,741.72	0.37%
3.001 - 4.000	453	110,954,918.50	8.82
4.001 - 5.000	1,939	430,817,589.17	34.23
5.001 - 6.000	2,188	418,426,657.66	33.25
6.001 - 7.000	1,250	205,212,379.78	16.31
7.001 - 8.000	496	73,543,961.50	5.84
8.001 - 9.000	93	12,349,386.29	0.98
9.001 - 9.750	17	2,549,445.41	0.20
Total	6,456	$1,258,549,080.03	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 5.321% per annum.

Next Rate Adjustment Date for the Adjustable-Rate Mortgage Loans(1)

Next Adjustment Date (ARMs Only)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
08/01/05	3	$ 741,638.35	0.06%
09/01/05	4	655,318.26	0.05
10/01/05	3	452,265.20	0.04
11/01/05	4	921,824.19	0.07
09/01/06	1	109,063.29	0.01
10/01/06	1	252,049.17	0.02
11/01/06	4	362,925.15	0.03
12/01/06	31	7,235,910.76	0.57
01/01/07	79	15,075,277.35	1.20
01/14/07	1	251,652.01	0.02
01/24/07	1	81,477.09	0.01
02/01/07	1,597	312,002,507.72	24.79
02/04/07	1	65,381.37	0.01
03/01/07	1,464	280,291,107.67	22.27
03/02/07	1	88,450.02	0.01
03/07/07	1	49,981.97	0.00
03/15/07	1	55,972.45	0.00
03/24/07	1	175,868.07	0.01
04/01/07	1,827	346,515,996.45	27.53
04/13/07	1	67,968.93	0.01
04/20/07	1	170,899.56	0.01
05/01/07	1,058	215,430,988.34	17.12
06/01/07	2	419,500.00	0.03
11/01/07	1	282,205.00	0.02
12/01/07	11	3,950,098.73	0.31
01/01/08	4	822,864.56	0.07
02/01/08	90	17,109,594.00	1.36
03/01/08	99	19,345,726.62	1.54
04/01/08	100	20,762,851.66	1.65
05/01/08	60	13,849,951.59	1.10
02/01/20	3	892,184.48	0.07
04/01/20	1	59,580.02	0.00
Total	6,456	$1,258,549,080.03	100.00%

___________________

(1)The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 23 months.

Maximum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Maximum Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.440 - 11.000	35	$ 9,052,354.13	0.72%
11.001 - 12.000	640	162,540,406.15	12.91
12.001 - 13.000	1,875	430,365,735.72	34.20
13.001 - 14.000	1,925	372,830,037.30	29.62
14.001 - 15.000	1,222	189,279,409.88	15.04
15.001 - 16.000	528	66,582,266.35	5.29
16.001 - 17.000	174	21,222,522.63	1.69
17.001 - 18.000	55	6,380,928.37	0.51
18.001 - 18.300	2	295,419.50	0.02
Total	6,456	$1,258,549,080.03	100.00%

___________________

(1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 13.280% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Minimum Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.775 - 3.000	1	$ 336,743.87	0.03%
3.001 - 4.000	2	512,833.06	0.04
4.001 - 5.000	36	9,829,935.21	0.78
5.001 - 6.000	652	166,216,924.96	13.21
6.001 - 7.000	1,885	432,235,826.76	34.34
7.001 - 8.000	1,918	370,165,889.24	29.41
8.001 - 9.000	1,221	188,718,179.31	14.99
9.001 - 10.000	516	63,565,218.09	5.05
10.001 - 11.000	171	20,943,392.75	1.66
11.001 - 12.000	52	5,728,717.28	0.46
12.001 - 12.300	2	295,419.50	0.02
Total	6,456	$ 1,258,549,080.03	100.00%

___________________

(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 7.260% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Initial Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	22	$ 5,189,155.47	0.41%
2.000	4	1,003,658.37	0.08
3.000	6,427	1,251,816,358.71	99.47
4.000	2	416,615.59	0.03
5.000	1	123,291.89	0.01
Total	6,456	$1,258,549,080.03	100.00%

___________________

(1)Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	6,393	$1,242,550,476.64	98.73%
1.500	45	11,942,684.89	0.95
2.000	18	4,055,918.50	0.32
Total	6,456	$1,258,549,080.03	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group I Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

Approximately 33.97% of the Group I Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios in the case of second lien Group I Mortgage Loans) at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio (or combined loan-to-value ratio in the case of second lien Group I Mortgage Loans) at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 78.70%. There can be no assurance that the loan-to-value ratio or combined loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio or combined loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios or combined loan-to-value ratios of the Group I Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

Substantially all of the Group I Mortgage Loans have a Due Date on the first day of the month.

The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 356 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to October 2004 or after July 2005, or has a remaining term to maturity of less than 117 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is June 2035.

The average Principal Balance of the Group I Mortgage Loans at origination was approximately $164,363. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $164,120. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $643,316 or less than approximately $49,138.

As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 4.440% per annum and not more than 12.300% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.344% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.250% per annum to 8.000% per annum, Minimum Mortgage Rates ranging from 2.775% per annum to 12.300% per annum and Maximum Mortgage Rates ranging from 10.440% per annum to 18.300% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 5.346% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.312% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 13.328% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in April 2020 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 23 months.

The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
49,138- 50,000	81	$ 4,042,473.27	0.35%
50,001- 100,000	1,627	123,240,853.87	10.66
100,001- 150,000	1,895	237,078,308.40	20.51
150,001- 200,000	1,397	243,550,479.60	21.07
200,001- 250,000	948	212,023,436.11	18.34
250,001- 300,000	611	167,511,053.93	14.49
300,001- 350,000	341	110,998,211.81	9.60
350,001- 400,000	86	31,491,077.47	2.72
400,001- 450,000	34	14,334,820.17	1.24
450,001- 500,000	14	6,596,284.32	0.57
500,001- 550,000	5	2,622,283.90	0.23
550,001- 600,000	2	1,134,116.44	0.10
600,001- 643,316	2	1,271,727.00	0.11
Total	7,043	$1,155,895,126.29	100.00%

___________________

(1)The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $164,120.

Credit Scores for the Group I Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not Available	37	$ 3,663,539.34	0.32%
500- 500	21	3,442,429.88	0.30
501- 525	643	96,546,363.94	8.35
526- 550	684	108,550,053.98	9.39
551- 575	761	118,444,564.54	10.25
576- 600	1,139	174,247,641.37	15.07
601- 625	1,228	201,893,879.55	17.47
626- 650	1,007	170,141,380.83	14.72
651- 675	667	120,822,807.04	10.45
676- 700	411	75,298,911.18	6.51
701- 725	208	38,008,796.67	3.29
726- 750	131	25,804,946.55	2.23
751- 775	72	12,692,055.49	1.10
776- 800	27	5,057,282.25	0.44
801- 814	7	1,280,473.68	0.11
Total	7,043	$1,155,895,126.29	100.00%

___________________

(1)The weighted average credit score of the Mortgage Loans that had credit scores was approximately 611.

Original Terms to Maturity of the Group I Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
120	7	$ 425,440.03	0.04%
180	102	9,818,348.48	0.85
240	34	3,997,731.35	0.35
360	6,900	1,141,653,606.43	98.77
Total	7,043	$1,155,895,126.29	100.00%

___________________

(1)The weighted average original term to maturity of the Mortgage Loans was approximately 358 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
117 - 120	7	$ 425,440.03	0.04%
175 - 180	102	9,818,348.48	0.85
235 - 240	34	3,997,731.35	0.35
349 - 354	7	1,260,630.47	0.11
355 - 360	6,893	1,140,392,975.96	98.66
Total	7,043	$1,155,895,126.29	100.00%

___________________

(1)The weighted average remaining term to maturity of the Mortgage Loans was approximately 356 months.

Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Detached	5,345	$ 842,043,578.28	72.85%
2-4 Units Detached	455	104,393,800.07	9.03
PUD Detached	445	79,458,936.13	6.87
Condo Low-Rise Attached	339	51,521,686.63	4.46
2-4 Units Attached	96	24,537,375.81	2.12
Single Family Attached	166	24,493,352.45	2.12
Manufactured Housing	102	13,061,512.84	1.13
PUD Attached	69	11,184,002.98	0.97
Condo High-Rise Attached	22	4,381,645.45	0.38
Condo Low-Rise Detached	4	819,235.65	0.07
Total	7,043	$1,155,895,126.29	100.00%

___________________

(1)PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group I Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	6,563	$1,082,280,168.67	93.63%
Non-owner	392	59,726,575.26	5.17
Second Home	88	13,888,382.36	1.20
Total	7,043	$1,155,895,126.29	100.00%

___________________

(1)Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	4,332	$ 743,048,877.21	64.28%
Purchase	2,147	322,967,764.55	27.94
Rate/Term Refinance	564	89,878,484.53	7.78
Total	7,043	$1,155,895,126.29	100.00%

Combined Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)

Combined Original LTV (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
16.00 - 20.00	6	$ 454,127.68	0.04%
20.01 - 25.00	14	1,220,803.49	0.11
25.01 - 30.00	15	1,719,347.24	0.15
30.01 - 35.00	28	2,706,069.47	0.23
35.01 - 40.00	39	4,595,329.76	0.40
40.01 - 45.00	61	8,244,198.41	0.71
45.01 - 50.00	115	17,116,515.63	1.48
50.01 - 55.00	115	18,564,926.02	1.61
55.01 - 60.00	209	33,671,180.73	2.91
60.01 - 65.00	399	68,234,548.64	5.90
65.01 - 70.00	454	80,634,303.06	6.98
70.01 - 75.00	636	113,280,489.15	9.80
75.01 - 80.00	2,644	412,832,753.56	35.72
80.01 - 85.00	604	105,862,956.09	9.16
85.01 - 90.00	898	158,812,742.50	13.74
90.01 - 95.00	736	118,209,712.26	10.23
95.01 - 100.00	70	9,735,122.60	0.84
Total	7,043	$1,155,895,126.29	100.00%

___________________

(1)The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 78.70%.

Geographic Distribution of the Mortgaged Properties related to the Group I Mortgage Loans(1)

Property State	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	64	$ 7,211,713.69	0.62%
Alaska	1	175,646.77	0.02
Arizona	139	20,519,659.40	1.78
Arkansas	15	1,685,479.27	0.15
California	865	189,016,074.65	16.35
Colorado	160	27,104,201.29	2.34
Connecticut	182	31,274,088.05	2.71
Delaware	13	1,991,986.51	0.17
District of Columbia	15	2,762,087.48	0.24
Florida	683	102,347,271.93	8.85
Georgia	183	23,676,346.87	2.05
Hawaii	20	5,012,895.80	0.43
Idaho	26	3,190,826.69	0.28
Illinois	212	31,307,970.86	2.71
Indiana	90	9,684,055.14	0.84
Iowa	25	2,537,668.86	0.22
Kansas	18	2,128,623.21	0.18
Kentucky	57	6,260,213.70	0.54
Louisiana	57	6,632,955.09	0.57
Maine	105	14,245,057.63	1.23
Maryland	137	25,022,884.79	2.16
Massachusetts	448	102,182,099.78	8.84
Michigan	399	51,822,913.08	4.48
Minnesota	74	13,191,573.20	1.14
Mississippi	17	1,932,607.70	0.17
Missouri	67	7,419,155.65	0.64
Montana	12	1,740,567.26	0.15
Nebraska	12	1,028,501.93	0.09
Nevada	83	16,228,182.11	1.40
New Hampshire	70	12,241,048.95	1.06
New Jersey	291	59,653,182.70	5.16
New York	466	105,873,274.21	9.16
North Carolina	158	19,457,982.11	1.68
North Dakota	5	606,177.34	0.05
Ohio	216	25,122,770.44	2.17
Oklahoma	31	3,166,915.24	0.27
Oregon	48	8,362,349.42	0.72
Pennsylvania	222	27,526,464.84	2.38
Rhode Island	129	26,110,813.26	2.26
South Carolina	86	11,006,034.52	0.95
South Dakota	4	408,983.06	0.04
Tennessee	93	9,853,492.89	0.85
Texas	520	57,117,160.02	4.94
Utah	57	8,039,117.22	0.70
Vermont	37	4,899,872.93	0.42
Virginia	222	35,375,179.28	3.06
Washington	101	16,976,211.88	1.47
West Virginia	1	79,935.10	0.01
Wisconsin	86	11,961,488.91	1.03
Wyoming	21	2,723,363.58	0.24
Total	7,043	$1,155,895,126.29	100.00%

___________________

(1)The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.28% in the 10466 ZIP Code.

Documentation Levels of the Group I Mortgage Loans

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	4,628	$ 702,852,839.94	60.81%
Stated Income Documentation	2,310	435,252,458.76	37.66
No Documentation	76	13,373,547.68	1.16
Lite Documentation	26	3,927,100.74	0.34
Business Bank Statements	3	489,179.17	0.04
Total	7,043	$1,155,895,126.29	100.00%

Current Mortgage Rates of the Group I Mortgage Loans(1)

Current Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.440- 5.000	27	$ 6,146,259.50	0.53%
5.001- 6.000	647	137,066,075.97	11.86
6.001- 7.000	1,986	382,045,300.08	33.05
7.001- 8.000	2,117	347,750,939.65	30.08
8.001- 9.000	1,392	190,620,544.78	16.49
9.001-10.000	626	68,515,932.59	5.93
10.001-11.000	193	17,910,279.40	1.55
11.001-12.000	52	5,384,419.69	0.47
12.001-12.300	3	455,374.63	0.04
Total	7,043	$1,155,895,126.29	100.00%

___________________

(1)The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 7.344% per annum.

Gross Margins of the Group I Adjustable-Rate Mortgage Loans(1)

Gross Margin (%) (ARMs Only)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.250- 3.000	15	$ 3,158,793.55	0.33%
3.001- 4.000	380	76,465,091.92	7.94
4.001- 5.000	1,704	319,303,369.37	33.16
5.001- 6.000	1,979	329,658,010.27	34.23
6.001- 7.000	1,170	171,577,818.80	17.82
7.001- 8.000	462	62,822,507.08	6.52
Total	5,710	$ 962,985,590.99	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 5.346% per annum.

Next Rate Adjustment Date for the Group I Adjustable-Rate Mortgage Loans(1)

Next Adjustment Date (ARMs Only)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
08/01/05	2	$ 193,012.15	0.02%
09/01/05	4	655,318.26	0.07
10/01/05	3	452,265.20	0.05
11/01/05	4	921,824.19	0.10
09/01/06	1	109,063.29	0.01
10/01/06	1	252,049.17	0.03
11/01/06	3	309,084.04	0.03
12/01/06	25	4,204,002.75	0.44
01/01/07	75	13,713,320.74	1.42
01/14/07	1	251,652.01	0.03
01/24/07	1	81,477.09	0.01
02/01/07	1,426	246,016,077.66	25.55
02/04/07	1	65,381.37	0.01
03/01/07	1,272	206,257,656.35	21.42
03/02/07	1	88,450.02	0.01
03/15/07	1	55,972.45	0.01
03/24/07	1	175,868.07	0.02
04/01/07	1,627	265,613,325.99	27.58
04/13/07	1	67,968.93	0.01
04/20/07	1	170,899.56	0.02
05/01/07	934	165,737,227.36	17.21
06/01/07	2	419,500.00	0.04
11/01/07	1	282,205.00	0.03
12/01/07	7	1,696,008.98	0.18
01/01/08	4	822,864.56	0.09
02/01/08	83	14,266,985.69	1.48
03/01/08	84	13,737,857.45	1.43
04/01/08	86	14,950,177.68	1.55
05/01/08	55	10,959,844.74	1.14
02/01/20	2	398,670.22	0.04
04/01/20	1	59,580.02	0.01
Total	5,710	$ 962,985,590.99	100.00%

___________________

(1)The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 23 months.

Maximum Mortgage Rates of the Group I Adjustable-Rate Mortgage Loans(1)

Maximum Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.440-11.000	27	$ 6,156,290.47	0.64%
11.001-12.000	538	114,445,445.22	11.88
12.001-13.000	1,630	316,458,857.74	32.86
13.001-14.000	1,741	290,814,767.62	30.20
14.001-15.000	1,144	162,502,192.18	16.87
15.001-16.000	478	56,169,512.33	5.83
16.001-17.000	122	12,460,035.04	1.29
17.001-18.000	28	3,683,070.89	0.38
18.001-18.300	2	295,419.50	0.03
Total	5,710	$ 962,985,590.99	100.00%

___________________

(1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 13.328% per annum.

Minimum Mortgage Rates of the Group I Adjustable-Rate Mortgage Loans(1)

Minimum Loan Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.775- 3.000	1	$ 336,743.87	0.03%
3.001- 4.000	2	512,833.06	0.05
4.001- 5.000	27	6,156,290.47	0.64
5.001- 6.000	545	115,832,480.17	12.03
6.001- 7.000	1,641	318,802,336.94	33.11
7.001- 8.000	1,736	289,343,748.22	30.05
8.001- 9.000	1,143	162,296,190.82	16.85
9.001-10.000	467	53,828,095.96	5.59
10.001-11.000	118	11,898,381.09	1.24
11.001-12.000	28	3,683,070.89	0.38
12.001-12.300	2	295,419.50	0.03
Total	5,710	$ 962,985,590.99	100.00%

___________________

(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 7.312% per annum.

Initial Periodic Rate Caps of the Group I Adjustable-Rate Mortgage Loans(1)

Initial Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	20	$ 4,118,591.20	0.43%
2.000	3	464,725.25	0.05
3.000	5,684	957,862,367.06	99.47
4.000	2	416,615.59	0.04
5.000	1	123,291.89	0.01
Total	5,710	$ 962,985,590.99	100.00%

___________________

(1)Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Group I Adjustable-Rate Mortgage Loans(1)

Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	5,663	$ 953,310,314.13	99.00%
1.500	31	6,472,832.19	0.67
2.000	16	3,202,444.67	0.33
Total	5,710	$ 962,985,590.99	100.00%

___________________

(1)            Relates to all rate adjustments subsequent to initial rate adjustments.

Group II Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

Approximately 33.91% of the Group II Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios in the case of second lien Group II Mortgage Loans) at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio (or combined loan-to-value ratio in the case of second lien Group II Mortgage Loans) at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 78.44%. There can be no assurance that the loan-to-value ratio or combined loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio or combined loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios or combined loan-to-value ratios of the Group II Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

Substantially all of the Group II Mortgage Loans have a scheduled payment due each month (the “Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 357 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to December 2004 or after June 2005, or has a remaining term to maturity of less than 119 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is May 2035.

The average Principal Balance of the Group II Mortgage Loans at origination was approximately $347,069. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $346,531. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,573,447 or less than approximately $44,420.

As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 4.890% per annum and not more than 14.200% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.193% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 2.750% per annum to 9.750% per annum, Minimum Mortgage Rates ranging from 4.125% per annum to 11.950% per annum and Maximum Mortgage Rates ranging from 10.890% per annum to 17.950% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 5.241% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 7.091% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 13.126% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in February 2020 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 23 months.

The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group II Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
44,420 - 50,000	19	$ 943,425.78	0.27%
50,001 - 100,000	205	14,929,350.09	4.34
100,001 - 150,000	104	12,786,750.04	3.72
150,001 - 200,000	37	6,434,810.22	1.87
200,001 - 250,000	18	3,978,843.97	1.16
250,001 - 300,000	9	2,483,991.01	0.72
300,001 - 350,000	6	1,992,721.13	0.58
350,001 - 400,000	175	66,493,758.03	19.32
400,001 - 450,000	127	53,898,413.61	15.66
450,001 - 500,000	83	39,524,145.77	11.49
500,001 - 550,000	50	26,129,569.41	7.59
550,001 - 600,000	55	31,712,354.21	9.22
600,001 - 650,000	28	17,383,926.48	5.05
650,001 - 700,000	14	9,458,437.69	2.75
700,001 - 750,000	16	11,716,990.54	3.41
750,001 - 800,000	4	3,085,185.31	0.90
800,001 - 850,000	14	11,636,097.39	3.38
850,001 - 900,000	9	7,935,300.23	2.31
900,001 - 950,000	2	1,857,500.00	0.54
950,001 - 1,000,000	7	6,879,884.17	2.00
1,000,001 - 1,050,000	5	5,175,455.65	1.50
1,100,001 - 1,150,000	1	1,103,971.59	0.32
1,150,001 - 1,200,000	2	2,397,627.57	0.70
1,200,001 - 1,250,000	1	1,233,987.68	0.36
1,350,001 - 1,400,000	1	1,358,926.36	0.39
1,550,001 - 1,573,447	1	1,573,447.02	0.46
Total	993	$344,104,870.95	100.00%

___________________

(1)The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $346,531.

Credit Scores for the Group II Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not Available	2	$ 148,971.56	0.04%
500 - 500	2	496,875.49	0.14
501 - 525	116	27,907,464.74	8.11
526 - 550	110	31,396,979.54	9.12
551 - 575	107	31,569,053.62	9.17
576 - 600	148	43,098,261.93	12.52
601 - 625	139	52,479,530.29	15.25
626 - 650	125	52,357,203.29	15.22
651 - 675	90	37,356,209.20	10.86
676 - 700	66	28,073,392.85	8.16
701 - 725	39	16,916,627.42	4.92
726 - 750	23	10,307,823.52	3.00
751 - 775	15	7,570,145.73	2.20
776 - 800	9	3,589,194.37	1.04
801 - 817	2	837,137.40	0.24
Total	993	$344,104,870.95	100.0%

___________________

(1)The weighted average Credit Score of the Group II Mortgage Loans that had credit scores was approximately 620.

Original Terms to Maturity of the Group II Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
120	1	$ 50,750.32	0.01%
180	7	980,423.16	0.28
240	10	655,625.41	0.19
360	975	342,418,072.06	99.51
Total	993	$344,104,870.95	100.00%

___________________

(1)The weighted average original term to maturity of the Group II Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
119 - 120	1	$ 50,750.32	0.01%
175 - 180	7	980,423.16	0.28
235 - 240	10	655,625.41	0.19
349 - 354	1	53,841.11	0.02
355 - 359	974	342,364,230.95	99.49
Total	993	$344,104,870.95	100.00%

___________________

(1)The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 357 months.

Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family Detached	752	$256,207,271.04	74.46%
PUD Detached	100	40,206,860.67	11.68
2-4 Units Detached	51	18,103,952.86	5.26
Condo Low-Rise Attached	46	14,350,508.85	4.17
2-4 Units Attached	16	7,429,705.98	2.16
Single Family Attached	15	4,944,832.66	1.44
Manufactured Housing	8	1,397,974.47	0.41
Condo High-Rise Attached	4	1,376,366.51	0.40
PUD Attached	1	87,397.91	0.03
Total	993	$344,104,870.95	100.00%

___________________

(1)PUD refers to a home or “unit” in a Planned Unit Development.

Occupancy Status of the Group II Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	933	$321,385,468.67	93.40%
Non-Owner	42	13,914,419.66	4.04
Second Home	18	8,804,982.62	2.56
Total	993	$344,104,870.95	100.00%

___________________

(1)Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	703	$243,906,068.92	70.88%
Purchase	209	73,746,084.81	21.43
Rate/Term Refinance	81	26,452,717.22	7.69
Total	993	$344,104,870.95	100.00%

Combined Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
26.44 - 30.00	1	$ 114,868.54	0.03%
30.01 - 35.00	3	608,706.40	0.18
35.01 - 40.00	7	2,005,046.92	0.58
40.01 - 45.00	6	2,086,248.19	0.61
45.01 - 50.00	11	2,062,073.85	0.60
50.01 - 55.00	15	4,805,567.62	1.40
55.01 - 60.00	28	13,227,841.33	3.84
60.01 - 65.00	70	21,505,959.74	6.25
65.01 - 70.00	81	31,675,314.37	9.21
70.01 - 75.00	103	39,657,682.31	11.52
75.01 - 80.00	309	109,668,082.75	31.87
80.01 - 85.00	100	32,693,749.74	9.50
85.01 - 90.00	129	49,696,387.65	14.44
90.01 - 95.00	93	29,402,764.60	8.54
95.01 - 100.00	37	4,894,576.94	1.42
Total	993	$344,104,870.95	100.00%

___________________

(1)The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 78.44%.

Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alabama	3	$ 258,883.75	0.08%
Alaska	1	74,662.02	0.02
Arizona	5	801,947.55	0.23
Arkansas	2	214,970.63	0.06
California	340	138,365,295.58	40.21
Colorado	10	3,188,116.44	0.93
Connecticut	23	6,782,571.16	1.97
Delaware	1	203,844.00	0.06
Florida	86	23,496,675.53	6.83
Georgia	11	3,408,647.39	0.99
Hawaii	5	4,092,726.30	1.19
Idaho	2	284,913.69	0.08
Illinois	5	1,934,814.68	0.56
Indiana	4	1,475,479.45	0.43
Iowa	2	301,134.77	0.09
Kansas	1	493,514.26	0.14
Kentucky	3	232,293.30	0.07
Louisiana	10	1,780,782.47	0.52
Maine	17	2,276,538.85	0.66
Maryland	19	6,104,817.85	1.77
Massachusetts	62	25,259,375.04	7.34
Michigan	17	3,792,591.10	1.10
Minnesota	5	2,152,737.94	0.63
Mississippi	2	477,372.98	0.14
Missouri	4	384,944.83	0.11
Nebraska	1	247,393.74	0.07
Nevada	20	7,044,057.06	2.05
New Hampshire	3	296,477.87	0.09
New Jersey	53	21,672,422.20	6.30
New York	132	53,062,874.08	15.42
North Carolina	3	321,430.78	0.09
Ohio	17	1,433,078.69	0.42
Oklahoma	1	70,690.51	0.02
Oregon	7	1,962,612.81	0.57
Pennsylvania	22	5,083,093.59	1.48
Rhode Island	9	2,462,720.71	0.72
South Carolina	5	1,503,196.28	0.44
Tennessee	5	374,223.46	0.11
Texas	29	7,938,971.30	2.31
Utah	1	69,927.07	0.02
Vermont	2	140,998.53	0.04
Virginia	29	10,126,209.12	2.94
Washington	9	1,749,467.91	0.51
Wisconsin	3	276,204.05	0.08
Wyoming	2	429,169.63	0.12
Total	993	$344,104,870.95	100.00%

___________________

(1)The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.68% in the 93033 ZIP Code.

Documentation Levels of the Group II Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Stated Income Documentation	469	$183,610,010.52	53.36%
Full Documentation	507	152,427,352.44	44.30
Lite Documentation	10	5,168,911.13	1.50
No Documentation	7	2,898,596.86	0.84
Total	993	$344,104,870.95	100.00%

Current Mortgage Rates of the Group II Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.890 - 5.000	8	$ 2,896,063.66	0.84%
5.001 - 6.000	127	58,456,319.12	16.99
6.001 - 7.000	287	132,762,600.38	38.58
7.001 - 8.000	200	85,882,260.81	24.96
8.001 - 9.000	109	30,905,814.03	8.98
9.001 - 10.000	85	13,958,759.05	4.06
10.001 - 11.000	107	13,510,092.58	3.93
11.001 - 12.000	61	5,054,953.56	1.47
12.001 - 13.000	6	428,515.90	0.12
13.001 - 14.000	2	105,716.86	0.03
14.001 - 14.200	1	143,775.00	0.04
Total	993	$344,104,870.95	100.00%

___________________

(1)The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.193% per annum.

Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
2.750 - 3.000	5	$ 1,535,948.17	0.52%
3.001 - 4.000	73	34,489,826.58	11.67
4.001 - 5.000	235	111,514,219.80	37.73
5.001 - 6.000	209	88,768,647.39	30.03
6.001 - 7.000	80	33,634,560.98	11.38
7.001 - 8.000	34	10,721,454.42	3.63
8.001 - 9.000	93	12,349,386.29	4.18
9.001 - 9.750	17	2,549,445.41	0.86
Total	746	$295,563,489.04	100.00%

___________________

(1)The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.241% per annum.

Next Rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
08/01/05	1	$ 548,626.20	0.19%
11/01/06	1	53,841.11	0.02
12/01/06	6	3,031,908.01	1.03
01/01/07	4	1,361,956.61	0.46
02/01/07	171	65,986,430.06	22.33
03/01/07	192	74,033,451.32	25.05
03/07/07	1	49,981.97	0.02
04/01/07	200	80,902,670.46	27.37
05/01/07	124	49,693,760.98	16.81
12/01/07	4	2,254,089.75	0.76
02/01/08	7	2,842,608.31	0.96
03/01/08	15	5,607,869.17	1.90
04/01/08	14	5,812,673.98	1.97
05/01/08	5	2,890,106.85	0.98
02/01/20	1	493,514.26	0.17
Total	746	$295,563,489.04	100.00%

___________________

(1)The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 23 months.

Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
10.890 - 11.000	8	$ 2,896,063.66	0.98%
11.001 - 12.000	102	48,094,960.93	16.27
12.001 - 13.000	245	113,906,877.98	38.54
13.001 - 14.000	184	82,015,269.68	27.75
14.001 - 15.000	78	26,777,217.70	9.06
15.001 - 16.000	50	10,412,754.02	3.52
16.001 - 17.000	52	8,762,487.59	2.96
17.001 - 17.950	27	2,697,857.48	0.91
Total	746	$295,563,489.04	100.00%

___________________

(1)The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.126% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.125 - 5.000	9	$ 3,673,644.74	1.24%
5.001 - 6.000	107	50,384,444.79	17.05
6.001 - 7.000	244	113,433,489.82	38.38
7.001 - 8.000	182	80,822,141.02	27.35
8.001 - 9.000	78	26,421,988.49	8.94
9.001 - 10.000	49	9,737,122.13	3.29
10.001 - 11.000	53	9,045,011.66	3.06
11.001 - 11.950	24	2,045,646.39	0.69
Total	746	$295,563,489.04	100.00%

___________________

(1)The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.091% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	2	$ 1,070,564.27	0.36%
2.000	1	538,933.12	0.18
3.000	743	293,953,991.65	99.46
Total	746	$295,563,489.04	100.00%

___________________

(1)Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.000	730	$289,240,162.51	97.86%
1.500	14	5,469,852.70	1.85
2.000	2	853,473.83	0.29
Total	746	$295,563,489.04	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.